EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Second Quarter Earnings;
Skilled Mix Growth Continues To Drive Results

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Aug. 6, 2008) - Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced results for the second quarter ended June 30, 2008.

Consolidated Results
     Total net revenue for the quarter ended June 30, 2008, was $454.2 million, up 5.6 percent compared to $430.0 million for the same period one year ago. On a normalized basis, income from continuing operations for the quarter ended June 30, 2008, was $11.1 million, up 44.2 percent compared to $7.7 million of normalized income from continuing operations for the same period one year ago. Normalized diluted earnings per share from continuing operations for the quarter ended June 30, 2008, was $0.25 compared to $0.18 for the same period one year ago.

(Dollars in thousands)	Quarter Ended June 30,
	2008	2007

Revenue	$454,192	$429,979

Depreciation and amortization	9,818	9,659

Interest expense, net	13,643	11,999

Income from continuing operations	12,727	10,634

(Loss) income from discontinued operations	(3,042)	2,406

Net income	$9,685	$13,040

Diluted earnings per share	$0.22	$0.30

EBITDAR	$63,430	$58,882
Margin - EBITDAR	14.0%	13.7%
EBITDAR normalized	$60,780	$53,791
Margin - EBITDAR normalized	13.4%	12.5%

EBITDA	$44,673	$38,020
Margin - EBITDA	9.8%	8.8%
EBITDA normalized	$42,023	$32,929
Margin - EBITDA normalized	9.3%	7.7%

Income from continuing operations - normalized	$11,137	$7,725
Diluted earnings per share - normalized	$0.25	$0.18

Net income - normalized	$7,873	$8,152
Diluted earnings per share - normalized	$0.18	$0.19

     Normalized results for the quarter ended June 30, 2008, include pre-tax adjustments for $3.0 million of income from adjustments of prior period self-insurance reserves ($0.4 million of which were related to discontinued operations).

Normalized results for the quarter ended June 30, 2007, include pre-tax adjustments for $9.0 million of income from adjustments of prior period self-insurance reserves ($3.0 million of which were related to discontinued operations), a $0.9 million charge related to integration costs associated with the acquisition of Harborside Healthcare Corporation (“Harborside”) and a $0.6 million charge associated with the refinancing of debt agreements.

     On a normalized basis, comparing the quarter ended June 30, 2008, to the same period in 2007:
•	revenue increased $24.2 million, or 5.6 percent;
•	EBITDAR increased $7.0 million, or 13.0 percent;
•	EBITDAR margin improved 90 basis points to 13.4 percent;
•	EBITDA increased $9.1 million, or 27.6 percent;
•	EBITDA margin improved 160 basis points to 9.3 percent; and
•	income from continuing operations increased $3.4 million, or 44.2 percent.

    Commenting on the results, Richard K. Matros, chairman and chief executive officer of Sun, stated, “We continue to generate strong operating results and are achieving our goals regarding improving same store margins. Our second quarter produced our highest margins to date, and our margin growth continues to be one of the strongest in the industry.    Our positive operating results were somewhat tempered by the severe flood damage to our center in Terre Haute, Indiana. I am very proud of how our employees quickly responded to this natural disaster to ensure a safe evacuation of all residents and employees from the center in a responsible and caring manner.”

     As a result of the flood damage, operating results for the Terre Haute center have been reclassified to discontinued operations for all periods presented, and a related $1.8 million pre-tax impairment charge was recorded in the quarter. In addition, during the quarter a lease of a Tennessee nursing center was not renewed. Operating results for this center have also been reclassified to discontinued operations for all periods presented. The combined quarterly impact of the reclassification of both the Terre Haute center and the Tennessee center on the previously reported 2007 second quarter was a $4.6 million decrease in revenue, a $0.8 million decrease in EBITDAR and a $0.7 million decrease in EBITDA.

     On July 1, 2008, Sun received $9.5 million in cash proceeds from the sale of two stand-alone hospitals. The sale was recorded in the second quarter and resulted in a pre-tax loss of $2.7 million to discontinued operations.

     Sun realized $3.2 million in synergies in the second quarter from the integration of Harborside’s operations. To date, these synergies have aggregated $14.1 million. Management expects to complete the 2008 year by achieving synergies closer to its high-end estimate of $15.0 million.

Inpatient Business
     For its core inpatient business, on a normalized basis comparing the quarter ended June 30, 2008, to the same period in 2007:

Quarter ended June 30, 2008:
•	revenue increased $21.8 million, or 5.7 percent, to $402.9 million from $381.1 million;
•	net segment EBITDAR increased $5.9 million, or 9.1 percent, to $71.3 million from $65.4 million;
•	net segment EBITDAR margin for 2008 was 17.7 percent compared to 17.2 percent in 2007;
•	net segment EBITDA increased $8.1 million, or 18.1 percent, to $52.9 million from $44.8 million;
•	net segment EBITDA margin for 2008 was 13.1 percent compared to 11.8 percent in 2007;
•	net segment income increased $7.2 million, or 21.2 percent, to $40.9 million from $33.7 million;
•	rehabilitation RUGS utilization increased 180 basis points to 84.2 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service (REX) days as a percent of total Medicare days increased 190 basis points to 39.3 percent.

    The revenue gain of $21.8 million in the quarter was primarily attributed to an:
•	$11.2 million increase in Medicare revenue due principally to Medicare part A rate growth of 8.2 percent, customer base growth, and part B volume growth;
•	$8.4 million increase in managed care/commercial insurance revenue due principally to an increased customer base;
•	$1.3 million increase in Medicaid revenue resulting from rate improvement of $7.5 million or 4.3 percent partially offset by a $6.2 million impact from a decrease in customer base; and
•	$0.9 million increase in private revenue due principally to improved rates.

Matros also stated, “I am pleased with the shift in acuity we continue to experience in our skilled nursing beds.  Our skilled mix at quarter end was 20.5 percent, our highest to date. Skilled mix growth and Rehab Recovery SuitesTM continue to be our primary growth drivers. Compared with the same quarter prior year, our overall dependency on Medicaid declined by 220 basis points to 44.8 percent, our lowest percentage of Medicaid revenues reported to date.”

Ancillary Businesses
     For its rehabilitation and staffing services ancillary businesses, comparing the quarter ended June 30, 2008, to the same period in 2007:

•	revenue increased $6.2 million, or 10.2 percent, to $66.5 million from $60.3 million;
•	EBITDA increased $0.7 million, or 14.5 percent, to $5.3 million from $4.6 million; and
•	EBITDA margin for 2008 was 8.0 percent, up 30 basis points compared to a margin of 7.7 percent in 2007.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2008 second-quarter operating results on Thursday, Aug. 7, 2008, at 10 a.m. Pacific / 1 p.m. Eastern. To listen to the conference call, dial (888) 656-7420 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Aug. 7, 2008, until midnight Eastern on Aug. 14, 2008, by calling (888) 203-1112 and using access code 6346558.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; our ability to integrate the operations of Harborside Healthcare Corporation and realize anticipated synergies; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

###

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2008	December 31, 2007

ASSETS

Current assets:
Cash and cash equivalents	$68,369	$55,832
Restricted cash	34,850	37,365
Accounts receivable, net	201,587	188,882
Prepaid expenses and other assets	28,902	13,290
Assets held for sale	4,218	9,924
Deferred tax assets	33,268	35,354

Total current assets	371,194	340,647

Property and equipment, net	587,432	585,972
Intangible assets, net	54,640	57,044
Goodwill	324,277	324,277
Restricted cash, non-current	3,281	3,829
Deferred tax assets	45,707	51,892
Other assets	6,317	10,165

Total assets	$1,392,848	$1,373,826

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$51,379	$52,836
Accrued compensation and benefits	59,118	61,956
Accrued self-insurance obligations, current	46,423	48,646
Income taxes payable	3,397	3,000
Liabilities held for sale	78	3,181
Other accrued liabilities	60,822	58,002
Current portion of long-term debt and capital lease obligations:
Company obligations	11,325	28,480
Clipper partnerships	859	825

Total current liabilities	233,401	256,926

Accrued self-insurance obligations, net of current portion	108,578	106,534
Long-term debt and capital lease obligations, net of current portion:
Company obligations	669,843	651,403
Clipper partnerships	48,120	48,560
Unfavorable lease obligations, net	17,282	18,960
Other long-term liabilities	47,820	44,717

Total liabilities	1,125,044	1,127,100

Minority interest	1,167	470

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of June 30, 2008 and December 31, 2007	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,197,359 and 43,016,042 shares issued and outstanding as of June 30, 2008 and December 31, 2007, respectively	432	430
Additional paid-in capital	602,457	600,199
Accumulated deficit	(333,708)	(351,970)
Accumulated other comprehensive loss, net	(2,544)	(2,403)
	266,637	246,256
Total liabilities and stockholders' equity	$1,392,848	$1,373,826

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$454,192	$429,979
Costs and expenses:
Operating salaries and benefits	253,498	242,021
Self-insurance for workers' compensation and general and professional liability insurance	11,892	7,959
Operating administrative costs	12,944	10,497
Other operating costs	93,354	89,922
Center rent expense	18,757	20,862
General and administrative expenses	16,111	17,297
Depreciation and amortization	9,818	9,659
Provision for losses on accounts receivable	2,963	3,401
Interest, net of interest income of $569 and $1,136, respectively	13,643	11,999
Loss on sale of assets, net	-	3
Total costs and expenses	432,980	413,620

Income before income taxes and discontinued operations	21,212	16,359
Income tax expense	8,485	5,725
Income from continuing operations	12,727	10,634

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(1,235)	2,059
(Loss) gain on disposal of discontinued operations, net of related taxes	(1,807)	347
(Loss) income from discontinued operations, net	(3,042)	2,406

Net income	$9,685	$13,040

Basic income per common and common equivalent share:
Income from continuing operations	$0.29	$0.25
(Loss) income from discontinued operations, net	(0.07)	0.05
Net income	$0.22	$0.30

Diluted income per common and common equivalent share:
Income from continuing operations	$0.29	$0.24
(Loss) income from discontinued operations, net	(0.07)	0.06
Net Income	$0.22	$0.30

Weighted average number of common and common equivalent shares outstanding:
Basic	43,188	42,993
Diluted	43,928	43,735

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$907,757	$689,701
Costs and expenses:
Operating salaries and benefits	509,913	392,985
Self-insurance for workers' compensation and general and professional liability insurance	26,862	18,059
Operating administrative costs	24,883	18,086
Other operating costs	187,453	141,272
Center rent expense	37,412	34,136
General and administrative expenses	32,696	30,131
Depreciation and amortization	19,462	13,530
Provision for losses on accounts receivable	6,312	5,488
Interest, net of interest income of $1,114 and $2,325, respectively	28,074	14,061
(Gain) loss on sale of assets, net	(76)	10
Total costs and expenses	872,991	667,758

Income before income taxes and discontinued operations	34,766	21,943
Income tax expense	13,906	7,680
Income from continuing operations	20,860	14,263

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(729)	2,703
Loss on disposal of discontinued operations, net of related taxes	(1,869)	(3)
(Loss) income from discontinued operations, net	(2,598)	2,700

Net income	$18,262	$16,963

Basic income per common and common equivalent share:
Income from continuing operations	$0.48	$0.33
(Loss) income from discontinued operations, net	(0.06)	0.06
Net income	$0.42	$0.39

Diluted income per common and common equivalent share:
Income from continuing operations	$0.47	$0.33
(Loss) income from discontinued operations, net	(0.06)	0.06
Net Income	$0.41	$0.39

Weighted average number of common and common equivalent shares outstanding:
Basic	43,122	42,951
Diluted	44,034	43,761

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$9,685	$13,040
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	9,883	9,809
Amortization of favorable and unfavorable lease intangibles	(488)	(196)
Provision for losses on accounts receivable	3,210	3,737
Loss (gain) on sale of assets, including discontinued operations, net	1,807	(347)
Impairment charge for discontinued operation	1,800	-
Stock-based compensation expense	1,368	943
Deferred taxes	6,442	-
Minority interest	590	50
Other	79	(111)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(3,951)	(7,187)
Restricted cash	3,058	896
Prepaid expenses and other assets	(1,856)	15,312
Assets and liabilities held for sale	(516)	-
Accounts payable	(1,528)	(2,918)
Accrued compensation and benefits	(4,020)	7,875
Accrued self-insurance obligations	(2,130)	(5,982)
Income taxes payable	1,121	4,961
Other accrued liabilities	(10,173)	14,452
Other long-term liabilities	3,676	(3,571)
Net cash provided by operating activities	18,057	50,763

Cash flows from investing activities:
Capital expenditures	(10,223)	(7,705)
Purchase of leased real estate	(727)	(30,236)
Proceeds from sale of assets held for sale	180	2,251
Acquisitions	(6)	(368,515)
Accrued acquisition costs, net	-	3,585
Net cash used for investing activities	(10,776)	(400,620)

Cash flows from financing activities:
Net borrowings under Credit Agreement	-	5,000
Principal payments of long-term debt and capital lease obligations	(22,115)	(4,651)
Borrowings under long-term debt and capital lease obligations	20,290	327,000
Proceeds from issuance of common stock	31	92
Distribution of partnership equity	-	(255)
Release of third-party collateral	-	25,640
Distribution of minority interest	-	(57)
Deferred financing costs	-	(18,045)
Net cash (used for) provided by financing activities	(1,794)	334,724

Net increase (decrease) in cash and cash equivalents	5,487	(15,133)
Cash and cash equivalents at beginning of period	62,882	99,670
Cash and cash equivalents at end of period	$68,369	$84,537

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$18,262	$16,963
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	19,600	13,765
Amortization of favorable and unfavorable lease intangibles	(991)	(409)
Provision for losses on accounts receivable	6,511	6,260
Loss (gain) on sale of assets, including discontinued operations, net	1,792	13
Impairment charge for discontinued operation	1,800	-
Stock-based compensation expense	2,333	1,694
Deferred taxes	8,271	-
Minority interest	697	50
Other	79	(112)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(19,452)	(9,237)
Restricted cash	3,063	1,617
Prepaid expenses and other assets	(7,190)	9,291
Assets and liabilities held for sale	(1,044)	-
Accounts payable	(3,126)	(6,843)
Accrued compensation and benefits	(2,906)	6,209
Accrued self-insurance obligations	(179)	(6,828)
Income taxes payable	1,591	7,387
Other accrued liabilities	(3,645)	15,681
Other long-term liabilities	5,355	(3,167)
Net cash provided by operating activities	30,821	52,334

Cash flows from investing activities:
Capital expenditures	(16,139)	(14,955)
Purchase of leased real estate	(727)	(30,236)
Proceeds from sale of assets held for sale	3,957	5,489
Acquisitions	(313)	(368,515)
Accrued acquisition costs, net	-	3,585
Net cash used for investing activities	(13,222)	(404,632)

Cash flows from financing activities:
Net borrowings under Credit Agreement	-	5,006
Principal payments of long-term debt and capital lease obligations	(25,199)	(34,798)
Borrowings under long-term debt and capital lease obligations	20,290	327,000
Proceeds from issuance of common stock	70	665
Distribution of partnership equity	(223)	(511)
Release of third-party collateral	-	25,640
Distribution of minority interest	-	(57)
Deferred financing costs	-	(18,045)
Net cash (used for) provided by financing activities	(5,062)	304,900

Net increase (decrease) in cash and cash equivalents	12,537	(47,398)
Cash and cash equivalents at beginning of period	55,832	131,935
Cash and cash equivalents at end of period	$68,369	$84,537

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$454,192	$429,979

Net income	$9,685	$13,040

Income from continuing operations	12,727	10,634

Income tax expense	8,485	5,725

Loss on sale of assets, net	-	3

Net segment income	$21,212	$16,362

Interest, net	13,643	11,999

Depreciation and amortization	9,818	9,659

EBITDA	$44,673	$38,020

Center rent expense	18,757	20,862

EBITDAR	$63,430	$58,882

Operating administrative costs	12,944	10,497

General and administrative expenses	16,111	17,297

Total operating and general and admin expenses	29,055	27,794

EBITDAM	$73,728	$65,814
EBITDARM	$92,485	$86,676

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$907,757	$689,701

Net income	$18,262	$16,963

Income from continuing operations	20,860	14,263

Income tax expense	13,906	7,680

(Gain) loss on sale of assets, net	(76)	10

Net segment income	$34,690	$21,953

Interest, net	28,074	14,061

Depreciation and amortization	19,462	13,530

EBITDA	$82,226	$49,544

Center rent expense	37,412	34,136

EBITDAR	$119,638	$83,680

Operating administrative costs	24,883	18,086

General and administrative expenses	32,696	30,131

Total operating and general and admin expenses	57,579	48,217

EBITDAM	$139,805	$97,761

EBITDARM	$177,217	$131,897

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$402,945	$21,142	$30,096	$9	$-	$454,192

Affiliated revenue	-	14,462	794	-	(15,256)	-

Total revenue	402,945	35,604	30,890	9	(15,256)	454,192

Net segment income (loss)	$43,516	$2,562	$2,456	$(27,322)	$-	$21,212

Interest, net	3,263	-	(8)	10,388	-	13,643

Depreciation and amortization	8,769	132	200	717	-	9,818

EBITDA	$55,548	$2,694	$2,648	$(16,217)	$-	$44,673

Center rent expense	18,418	99	240	-	-	18,757

EBITDAR	$73,966	$2,793	$2,888	$(16,217)	$-	$63,430

Operating and general and administrative expenses	10,382	1,515	1,047	16,111	-	29,055

EBITDAM	$65,930	$4,209	$3,695	$(106)	$-	$73,728
EBITDARM	$84,348	$4,308	$3,935	$(106)	$-	$92,485

EBITDA margin	13.8%	7.6%	8.6%			9.8%

EBITDAM margin	16.4%	11.8%	12.0%			16.2%

EBITDAR margin	18.4%	7.8%	9.3%			14.0%

EBITDARM margin	20.9%	12.1%	12.7%			20.4%

8 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$805,121	$42,851	$59,764	$21	$-	$907,757

Affiliated revenue	-	28,752	1,328	-	(30,080)	-

Total revenue	805,121	71,603	61,092	21	(30,080)	907,757

Net segment income (loss)	$81,425	$4,690	$4,388	$(55,813)	$-	$34,690

Interest, net	6,582	(1)	(9)	21,502	-	28,074

Depreciation and amortization	17,405	258	395	1,404	-	19,462

EBITDA	$105,412	$4,947	$4,774	$(32,907)	$-	$82,226

Center rent expense	36,739	185	488	-	-	37,412

EBITDAR	$142,151	$5,132	$5,262	$(32,907)	$-	$119,638

Operating and general and administrative expenses	19,891	3,132	1,858	32,698	-	57,579

EBITDAM	$125,303	$8,079	$6,632	$(209)	$-	$139,805
EBITDARM	$162,042	$8,264	$7,120	$(209)	$-	$177,217

EBITDA margin	13.1%	6.9%	7.8%			9.1%

EBITDAM margin	15.6%	11.3%	10.9%			15.4%

EBITDAR margin	17.7%	7.2%	8.6%			13.2%

EBITDARM margin	20.1%	11.5%	11.7%			19.5%

9 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$381,145	$20,789	$28,018	$27	$-	$429,979

Affiliated revenue	-	10,332	1,201	-	(11,533)	-

Total revenue	381,145	31,121	29,219	27	(11,533)	429,979

Net segment income (loss)	$39,663	$2,281	$2,057	$(27,639)	$-	$16,362

Interest, net	2,493	-	(1)	9,507	-	11,999

Depreciation and amortization	8,598	135	194	732	-	9,659

EBITDA	$50,754	$2,416	$2,250	$(17,400)	$-	$38,020

Center rent expense	20,579	53	230	-	-	20,862

EBITDAR	$71,333	$2,469	$2,480	$(17,400)	$-	$58,882

Operating and general and administrative expenses	8,457	1,245	794	17,298	-	27,794

EBITDAM	$59,211	$3,661	$3,044	$(102)	$-	$65,814
EBITDARM	$79,790	$3,714	$3,274	$(102)	$-	$86,676

EBITDA margin	13.3%	7.8%	7.7%			8.8%

EBITDAM margin	15.5%	11.8%	10.4%			15.3%

EBITDAR margin	18.7%	7.9%	8.5%			13.7%

EBITDARM margin	20.9%	11.9%	11.2%			20.2%

10 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$596,433	$41,469	$51,765	$34	$-	$689,701

Affiliated revenue	-	20,594	1,388	-	(21,982)	-

Total revenue	596,433	62,063	53,153	34	(21,982)	689,701

Net segment income (loss)	$55,335	$3,708	$3,470	$(40,560)	$-	$21,953

Interest, net	4,976	10	14	9,061	-	14,061

Depreciation and amortization	11,747	251	364	1,168	-	13,530

EBITDA	$72,058	$3,969	$3,848	$(30,331)	$-	$49,544

Center rent expense	33,604	103	429	-	-	34,136

EBITDAR	$105,662	$4,072	$4,277	$(30,331)	$-	$83,680

Operating and general and administrative expenses	13,763	2,502	1,820	30,132	-	48,217

EBITDAM	$85,821	$6,471	$5,668	$(199)	$-	$97,761
EBITDARM	$119,425	$6,574	$6,097	$(199)	$-	$131,897

EBITDA margin	12.1%	6.4%	7.2%			7.2%

EBITDAM margin	14.4%	10.4%	10.7%			14.2%

EBITDAR margin	17.7%	6.6%	8.0%			12.1%

EBITDARM margin	20.0%	10.6%	11.5%			19.1%

11 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$907,757	$850,600
Costs and expenses:
Operating salaries and benefits	509,913	481,179
Self-insurance for workers' compensation and general and professional liability insurance	26,862	22,114
Operating administrative costs	24,883	21,079
Other operating costs	187,453	179,664
Center rent expense	37,412	41,090
General and administrative expenses	32,696	35,527
Depreciation and amortization	19,462	18,230
Provision for losses on accounts receivable	6,312	13,388
Interest, net of interest income of $1,114 and $2,640, respectively	28,074	18,653
(Gain) loss on sale of assets, net	(76)	10
Total costs and expenses	872,991	830,934

Income before income taxes and discontinued operations	34,766	19,666
Income tax expense	13,906	6,860
Income from continuing operations	20,860	12,806

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(729)	2,293
Loss on disposal of discontinued operations, net of related taxes	(1,869)	(3)
(Loss) income from discontinued operations, net	(2,598)	2,290

Net income	$18,262	$15,096

Basic income per common and common equivalent share:
Income from continuing operations	$0.48	$0.30
(Loss) income from discontinued operations, net	(0.06)	0.05
Net income	$0.42	$0.35

Diluted income per common and common equivalent share:
Income from continuing operations	$0.47	$0.29
(Loss) income from discontinued operations, net	(0.06)	0.05
Net Income	$0.41	$0.34

Weighted average number of common and common equivalent shares outstanding:
Basic	43,122	42,951
Diluted	44,034	43,761

Note:  The pro forma table above and the pro forma table pages that follow were prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on January 1, 2007.

12 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$907,757	$850,600

Net income	$18,262	$15,096

Income from continuing operations	20,860	12,806

Income tax expense	13,906	6,860

(Gain) loss on sale of assets, net	(76)	10

Net segment income	$34,690	$19,676

Interest, net	28,074	18,653

Depreciation and amortization	19,462	18,230

EBITDA	$82,226	$56,559

Center rent expense	37,412	41,090

EBITDAR	$119,638	$97,649

Operating administrative costs	24,883	21,079

General and administrative expenses	32,696	35,527

Total operating and general and admin expenses	57,579	56,606

EBITDAM	$139,805	$113,165
EBITDARM	$177,217	$154,255

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

13 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$755,370	$41,469	$54,409	$34	$(682)	$850,600

Affiliated revenue	-	20,594	1,388	-	(21,982)	-

Total revenue	755,370	62,063	55,797	34	(22,664)	850,600

Net segment income (loss)	$63,618	$3,708	$3,404	$(51,867)	$813	$19,676

Interest, net	9,851	10	13	8,765	14	18,653

Depreciation and amortization	16,123	251	379	1,477	-	18,230

EBITDA	$89,592	$3,969	$3,796	$(41,625)	$827	$56,559

Center rent expense	40,533	103	454	-	-	41,090

EBITDAR	$130,125	$4,072	$4,250	$(41,625)	$827	$97,649

Operating and general and administrative expenses	10,894	2,502	1,820	41,390	-	56,606

EBITDAM	$100,486	$6,471	$5,616	$(235)	$827	$113,165
EBITDARM	$141,019	$6,574	$6,070	$(235)	$827	$154,255

EBITDA margin	11.9%	6.4%	6.8%			6.6%

EBITDAM margin	13.3%	10.4%	10.1%			13.3%

EBITDAR margin	17.2%	6.6%	7.6%			11.5%

EBITDARM margin	18.7%	10.6%	10.9%			18.1%

14 of 18

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Six Months Ended
	June 30,				June 30,
	AS REPORTED		AS REPORTED		AS REPORTED		PRO FORMA WITH HARBORSIDE
	2008		2007		2008		2007
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	402,945		381,145		805,121		755,371
Rehabilitation Therapy Services	21,142		20,789		42,851		41,469
Medical Staffing Services	30,096		28,018		59,764		54,409
Other - non-core businesses	9		27		21		(649)
Total	$454,192		$429,979		$907,757		$850,600

Revenue Mix - Non-affiliated (in thousands)
Medicare	130,313	29%	118,382	28%	260,518	29%	233,329	27%
Medicaid	180,606	40%	179,051	42%	360,927	40%	356,914	42%
Private & Other	115,729	25%	113,441	25%	233,065	25%	223,407	26%
Managed Care / Comm Insur	23,815	5%	15,906	4%	45,977	5%	30,404	4%
Veterans	3,729	1%	3,199	1%	7,270	1%	6,546	1%
Total	$454,192	100%	$429,979	100%	$907,757	100%	$850,600	100%

DSO (Days Sales Outstanding)
Inpatient Services - LTC	42		41		42		41
Rehabilitation Therapy Services	73		74		73		74
Medical Staffing Services	55		54		55		54

Inpatient Services Stats

Number of centers:	211		211		211		211
Number of available beds:	22,851		22,891		22,851		22,891
Occupancy %:	88.6%		89.6%		88.8%		89.5%

Payor Mix % based on patient days:
Medicare - SNF Beds	16.5%		16.2%		16.6%		16.1%
Managed care / comm. ins. - SNF Beds	4.0%		2.9%		3.9%		2.8%
Total SNF skilled mix	20.5%		19.1%		20.5%		18.9%

Medicare	15.0%		14.7%		15.1%		14.7%
Medicaid	59.4%		60.6%		59.2%		60.9%
Private and other	21.0%		21.2%		21.2%		21.1%
Managed care / commercial Insurance	3.7%		2.6%		3.6%		2.4%
Veterans	0.9%		0.9%		0.9%		0.9%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.7%		31.7%		32.7%		31.6%
Managed care / comm. Ins. - SNF Beds	6.2%		4.3%		6.0%		4.2%
Total SNF skilled mix	38.9%		36.0%		38.7%		35.8%

Medicare	31.7%		30.5%		31.7%		30.4%
Medicaid	44.8%		47.0%		44.8%		47.2%
Private and other	16.7%		17.6%		16.9%		17.5%
Managed care/commercial Insurance	5.9%		4.1%		5.7%		4.0%
Veterans	0.9%		0.8%		0.9%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$415.37		$383.97		$413.92		$382.86
Medicare Blended Rate (Part A&B)	$445.47		$414.03		$443.71		$412.45
Medicaid	$166.69		$159.87		$166.61		$159.69
Private and other	$171.01		$165.81		$170.92		$165.22
Managed care/commercial Insurance	$348.75		$321.36		$346.12		$338.00
Veterans	$214.11		$191.48		$211.88		$205.38

Rehab contracts

Affiliated	108		87		108		87
Non-affiliated	317		292		317		292

15 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 2nd QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 2nd QUARTER 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 2nd QUARTER 2008	454,192	63,430	44,673	21,212	12,727	(3,042)	9,685
Percent of Revenue		14.0%	9.8%	4.7%	2.8%	-0.7%	2.1%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)

Adjusted As Reported - 2nd QUARTER 2008	454,192	60,780	42,023	18,562	11,137	(3,264)	7,873
Percent of Revenue		13.4%	9.3%	4.1%	2.5%	-0.7%	1.7%

Diluted EPS: As Reported					$0.29	$(0.07)	$0.22
As Adjusted					$0.25	$(0.07)	$0.18

	AS REPORTED - 2nd QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 2nd QUARTER 2007	429,979	58,882	38,020	16,359	10,634	2,406	13,040
Percent of Revenue		13.7%	8.8%	3.8%	2.5%	0.6%	3.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	865	865	865	562	-	562
Write-off of deferred financing costs	-	-	-	615	400	-	400

Adjusted As Reported - 2nd QUARTER 2007	429,979	53,791	32,929	11,883	7,725	427	8,152
Percent of Revenue		12.5%	7.7%	2.8%	1.8%	0.1%	1.9%

Diluted EPS: As Reported					$0.24	$0.06	$0.30
As Adjusted					$0.18	$0.01	$0.19

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended June 30.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including integration costs related to the Harborside acquisition, self-insurance reserve reclasses related to prior periods, and charges associated with the refinancing of certain debt agreements.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - SIX MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2008	907,757	119,638	82,226	34,766	20,860	(2,598)	18,262
Percent of Revenue		13.2%	9.1%	3.8%	2.3%	-0.3%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported - Six Months 2008	907,757	118,457	81,045	33,585	20,151	(2,820)	17,331
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.3%	1.9%

Diluted EPS: As Reported					$0.47	$(0.06)	$0.41
As Adjusted					$0.46	$(0.07)	$0.39

	AS REPORTED - SIX MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2007	689,701	83,680	49,544	21,943	14,263	2,700	16,963
Percent of Revenue		12.1%	7.2%	3.2%	2.1%	0.4%	2.5%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	1,014	1,014	1,014	659	-	659
Write-off of deferred financing costs	-	-	-	615	400	-	400

Adjusted As Reported - Six Months 2007	689,701	78,738	44,602	17,616	11,451	721	12,172
Percent of Revenue		11.4%	6.5%	2.6%	1.7%	0.1%	1.8%

Diluted EPS: As Reported					$0.33	$0.06	$0.39
As Adjusted					$0.26	$0.02	$0.28

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended June 30.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, charges associated with the refinancing of certain debt agreements, self-insurance reserve releases related to prior periods, and integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

17 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - SIX MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2008	907,757	119,638	82,226	34,766	20,860	(2,598)	18,262
Percent of Revenue		13.2%	9.1%	3.8%	2.3%	-0.3%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted Pro Forma Sun & Harborside - Six Months 2008	907,757	118,457	81,045	33,585	20,151	(2,820)	17,331
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.3%	1.9%

Diluted EPS: Pro Forma					$0.47	$(0.06)	$0.41
Adjusted Pro Forma					$0.46	$(0.07)	$0.39

	PRO FORMA SUN & HARBORSIDE - SIX MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Six Months 2007	850,600	97,649	56,559	19,666	12,806	2,290	15,096
Percent of Revenue		11.5%	6.6%	2.3%	1.5%	0.3%	1.8%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	1,014	1,014	1,014	659	-	659
Write-off of deferred financing costs	-	-	-	615	400	-	400
Harborside merger costs	-	192	192	192	125	-	125
Harborside investor fees	-	275	275	275	179	-	179
Harborside bad debt expense	-	5,860	5,860	5,860	3,809	-	3,809

Adjusted Pro Forma Sun & Harborside - Six Months 2007	850,600	99,034	57,944	21,666	14,107	311	14,418
Percent of Revenue		11.6%	6.8%	2.5%	1.7%	0.0%	1.7%

Diluted EPS: Pro Forma					$0.29	$0.05	$0.34
Adjusted Pro Forma					$0.32	$0.01	$0.33

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended June 30.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including charges associated with the refinancing of certain debt agreements, self-insurance reserve releases related to prior periods, a bad debt charge recorded by Harborside prior to the acquisiton, integration costs related to the Harborside acquisition, and investor fees and merger costs recorded by Harborside prior to the acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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